MERRILL LYNCH
NEW JERSEY
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
          Performance



Semi-Annual Report

January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New Jersey
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                           #11298 -- 1/98



[RECYCLE LOGO] Printed on post-consumer recycled paper



Merrill Lynch New Jersey Municipal Bond Fund            January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
We adopted a slightly defensive investment strategy going into the second half of 1997. We believed that economic growth would resurge and that the Federal Reserve Board would have to raise interest rates in order to keep inflation under control. However, in late October 1997, the Asian equity market turmoil created an increased demand for securities in the US Treasury bond market. In response to the Asian financial crisis and the continued low domestic inflationary environment, we shifted Merrill Lynch New Jersey Municipal Bond Fund toward a more aggressive strategy by early November 1997.

During the six months ended January 31, 1998, new issuance was just over $3.4 billion in the New Jersey tax-exempt bond market. This represented an increase of approximately 20% compared to the same period a year ago. Additionally, the majority of new issuance in New Jersey was dominated by current-coupon bonds, which would not enhance the Fund's overall structure.

Looking ahead, we expect to maintain the Fund's fully invested position. We believe that interest rates will remain in a narrow trading range. We plan to use periods of higher interest rates to structure the portfolio more aggressively. However, an anticipated lack of new issuance in New Jersey may curtail our ability to execute this strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch New Jersey
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Vice President and Portfolio Manager

March 3, 1998



We are pleased to announce that Robert D. Sneeden is responsible for the day-to-day management of Merrill Lynch New Jersey Municipal Bond Fund. Mr. Sneeden has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Portfolio Manager. Prior thereto, he was vice president with Lehman Brothers from 1990 to 1994.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return

                        % Return Without     % Return With
                           Sales Charge      Sales Charge**
Class A Shares*
Year Ended 12/31/97           +8.79%             +4.44%
Five Years Ended 12/31/97     +6.41              +5.54
Inception (8/31/90)
through 12/31/97              +7.66              +7.06

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                            % Return            % Return
                           Without CDSC        With CDSC**
Class B Shares*
Year Ended 12/31/97           +8.24%             +4.24%
Five Years Ended 12/31/97     +5.85              +5.85
Inception (8/31/90)
through 12/31/97              +7.11              +7.11

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                            % Return            % Return
                           Without CDSC        With CDSC**
Class C Shares*
Year Ended 12/31/97           +8.13%             +7.13%
Inception (10/21/94)
through 12/31/97              +7.48              +7.48

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                        % Return Without     % Return With
                           Sales Charge      Sales Charge**
Class D Shares*
Year Ended 12/31/97           +8.68%             +4.33%
Inception (10/21/94)
through 12/31/97              +8.07              +6.69

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.




Performance Summary -- Class A Shares

                          Net Asset Value       Capital Gains
Period Covered          Beginning     Ending     Distributed     Dividends Paid*     % Change**
8/31/90 -- 12/31/90      $10.00       $10.17         --              $0.236           + 4.10%
1991                      10.17        10.57       $0.007             0.704           +11.27
1992                      10.57        10.78        0.036             0.649           + 8.73
1993                      10.78        11.39        0.015             0.635           +11.94
1994                      11.39        10.15         --               0.579           - 5.86
1995                      10.15        11.09         --               0.579           +15.32
1996                      11.09        10.85         --               0.574           + 3.18
1997                      10.85        11.19        0.010             0.574           + 8.79
1/1/98 -- 1/31/98         11.19        11.24         --               0.040           + 0.89
                                             Total $0.068      Total $4.570
                                              Cumulative total return as of 1/31/98:  +73.34%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares
                          Net Asset Value       Capital Gains
Period Covered          Beginning     Ending     Distributed     Dividends Paid*     % Change**
8/31/90 -- 12/31/90      $10.00       $10.17         --              $0.219           + 3.92%
1991                      10.17        10.57       $0.007             0.651           +10.72
1992                      10.57        10.79        0.036             0.595           + 8.28
1993                      10.79        11.39        0.015             0.579           +11.27
1994                      11.39        10.15         --               0.526           - 6.33
1995                      10.15        11.09         --               0.525           +14.73
1996                      11.09        10.85         --               0.519           + 2.66
1997                      10.85        11.19        0.010             0.519           + 8.24
1/1/98 -- 1/31/98         11.19        11.24         --               0.036           + 0.84
                                             Total $0.068      Total $4.169
                                              Cumulative total return as of 1/31/98:  +66.95%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares
                          Net Asset Value       Capital Gains
Period Covered          Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94     $10.34       $10.15         --              $0.103           - 0.83%
1995                      10.15        11.09         --               0.513           +14.61
1996                      11.09        10.84         --               0.508           + 2.46
1997                      10.84        11.18       $0.010             0.507           + 8.13
1/1/98 -- 1/31/98         11.18        11.24         --               0.035           + 0.93
                                             Total $0.010      Total $1.666
                                              Cumulative total return as of 1/31/98:  +27.09%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares
                          Net Asset Value       Capital Gains
Period Covered          Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94     $10.34       $10.15         --              $0.113           - 0.72%
1995                      10.15        11.09         --               0.568           +15.20
1996                      11.09        10.85         --               0.563           + 3.08
1997                      10.85        11.19       $0.010             0.563           + 8.68
1/1/98 -- 1/31/98         11.19        11.24         --               0.039           + 0.88
                                             Total $0.010      Total $1.846
                                              Cumulative total return as of 1/31/98:  +29.25%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





Recent Performance Results
                                                                                     12 Month     3 Month
                                              1/31/98      10/31/97    1/31/97       % Change    % Change
Class A Shares*                                $11.24       $11.07      $10.80       +4.17%(1)   +1.63%(1)
Class B Shares*                                 11.24        11.07       10.80       +4.17(1)    +1.63(1)
Class C Shares*                                 11.24        11.07       10.79       +4.27(1)    +1.63(1)
Class D Shares*                                 11.24        11.07       10.80       +4.17(1)    +1.63(1)
Class A Shares -- Total Return*                                                      +9.75(2)    +2.94(3)
Class B Shares -- Total Return*                                                      +9.20(4)    +2.81(5)
Class C Shares -- Total Return*                                                      +9.19(6)    +2.78(7)
Class D Shares -- Total Return*                                                      +9.64(8)    +2.91(9)
Class A Shares -- Standardized 30-day Yield      4.05%
Class B Shares -- Standardized 30-day Yield      3.71%
Class C Shares -- Standardized 30-day Yield      3.61%
Class D Shares -- Standardized 30-day Yield      3.96%

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.010 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.573 per share ordinary income dividends and $0.010 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.143 per share ordinary income dividends and $0.010 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.518 per share ordinary income dividends and $0.010 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.129 per share ordinary income dividends and $0.010 per share capital gains distributions.
(6) Percent change includes reinvestment of $0.506 per share ordinary income dividends and $0.010 per share capital gains distributions.
(7) Percent change includes reinvestment of $0.126 per share ordinary income dividends and $0.010 per share capital gains distributions.
(8) Percent change includes reinvestment of $0.562 per share ordinary income dividends and $0.010 per share capital gains distributions.
(9) Percent change includes reinvestment of $0.140 per share ordinary income dividends and $0.010 per share capital gains distributions.





Merrill Lynch New Jersey Municipal Bond Fund                                                                    January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

S&P      Moody's         Face                                                                                              Value
Ratings  Ratings        Amount                                     Issue                                                 (Note 1a)


New Jersey -- 96.6%
A-       NR*          $1,000  Atlantic City, New Jersey, Municipal Utilities Authority, Water System Revenue
                              Bonds, 7.75% due 5/01/2000 (g)                                                             $1,100
AA       A1            2,195  Bernards Township, New Jersey, School District Refunding Bonds (State School District
                              Enhancement Program), UT, 5.30% due 1/01/2018                                               2,240
                              Cape May County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                              Bonds (Atlantic City Electric Company Project), Series A (d):
AAA      Aaa           6,000  AMT, 7.20% due 11/01/2029                                                                   6,950
AAA      Aaa           4,500  Refunding, 6.80% due 3/01/2021                                                              5,610
AAA      Aaa           3,800  Essex County, New Jersey, Improvement Authority, Utility System Revenue Bonds
                              (Orange Franchise), UT, Series A, 5.75% due 7/01/2027 (d)                                   4,045
                              Freehold Township, New Jersey, Board of Education, GO, UT (h):
AAA      Aaa           1,030  5.375% due 7/15/2018                                                                        1,054
AAA      Aaa           1,145  5.375% due 7/15/2020                                                                        1,170
AAA      Aaa           1,455  5.40% due 7/15/2024                                                                         1,488
AAA      Aaa           1,540  5.40% due 7/15/2025                                                                         1,574
AA       Aa3           3,200  Jersey City, New Jersey, School, GO, UT, 6.65% due 2/15/2002 (g)                            3,559
AAA      Aaa           3,250  Landis, New Jersey, Sewer Authority, Revenue Bonds, CARS, 7.37% due 9/19/2019 (b)(f)        3,847
NR*      NR*           5,750  Middlesex County, New Jersey, Pollution Control Financing Authority, Revenue Refunding
                              Bonds (Amerada Hess), 6.875% due 12/01/2022                                                 6,303
AAA      Aaa           1,100  Middlesex County, New Jersey, Utilities Authority, Sewer Revenue Bonds, Series A,
                              6.50% due 3/15/2001 (f)(g)                                                                  1,200
AAA      Aaa           1,000  Monmouth County, New Jersey, Improvement Authority Revenue Bonds (Howell Township
                              Board of Education Project), UT, 5.80% due 7/15/2017 (c)                                    1,078
AAA      Aaa           2,000  Monmouth County, New Jersey, Improvement Authority, Sewer Facilities Revenue Refunding
                              Bonds, 6.75% due 2/01/2001 (d)(g)                                                           2,191
                              New Jersey EDA, First Mortgage Revenue Bonds (Franciscan Oaks Project):
NR*      NR*           1,250  5.70% due 10/01/2017                                                                        1,259
NR*      NR*           2,000  5.75% due 10/01/2023                                                                        2,019
AAA      Aaa           2,500  New Jersey EDA, Lease Rental (Liberty State Park Project), 6.80% due 3/15/2002 (g)          2,803
AAA      Aaa           1,000  New Jersey EDA, Package Facilities Revenue Bonds (Elizabeth Development Company
                              Project), 5.60% due 10/15/2026 (f)                                                          1,054
                              New Jersey EDA, Revenue Bonds:
BBB-     Baa2          4,000  (American Airlines Inc. Project), AMT, 7.10% due 11/01/2031                                 4,399
AAA      Aaa           1,700  (Educational Testing Services), Series B, 6.25% due 5/15/2025 (d)                           1,897
A+       NR*           2,000  Refunding (Health Village -- 1996 Project), 6% due 5/01/2016                                2,155
AAA      Aaa           2,500  Refunding (RJW Health Care Corporation), 6.50% due 7/01/2024 (h)                            2,808
                              New Jersey EDA, Water Facilities Revenue Bonds:
AAA      Aaa           2,500  (American Water Co., Inc.), AMT, Series B, 5.375% due 5/01/2032 (f)                         2,532
A1+      VMIG1+        1,200  Refunding (United Water of New Jersey, Inc. Project), VRDN, Series A, 3.30% due
                              11/01/2026 (a)(c)                                                                           1,200
                              New Jersey Health Care Facilities Financing Authority Revenue Bonds:
AAA      Aaa           3,270  Refunding (AHS Hospital Corporation), Series A, 5.375% due 7/01/2019 (c)                    3,330
A-       A3            2,000  Refunding (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011                     2,210
A-       Baa1          1,000  Refunding (Capital Health System Obligation Group), 5.25% due 7/01/2017                       995
A-       Baa1          1,500  Refunding (Capital Health System Obligation Group), 5.25% due 7/01/2027                     1,482
BBB      Baa2          4,980  Refunding (Englewood Hospital & Medical Center), 6.75% due 7/01/2024                        5,493
AAA      Aaa           2,000  Refunding (Hackensack Medical Center), 6.625% due 7/01/2017 (f)                             2,178
AAA      Aaa           7,745  Refunding (Jersey Shore Medical Center), 6.75% due 7/01/2019 (c)                            8,805
BBB      Baa2          4,000  Refunding (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                     4,201
AAA      Aaa           2,950  (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2000 (g)                               3,297
                              New Jersey State Educational Facilities Authority Revenue Bonds:
AA+      Aaa           2,325  (Institute for Advanced Study), Series G, 5% due 7/01/2028                                  2,296
AAA      Aaa           5,620  Refunding (Institute for Advanced Study), Series B, 6.35% due 7/01/2001 (g)                 6,091
AA+      Aaa           2,130  Refunding (Institute for Advanced Study), Series F, 5% due 7/01/2021                        2,115
AAA      Aaa           1,150  (Seton Hall University Project), Series C, 6.85% due 7/01/1999 (e)(g)                       1,221
AAA      Aaa             500  (Seton Hall University Project), Series C, 6.85% due 7/01/2019 (e)                            529
BBB+     Baa1            500  (Seton Hall University Project), Series D, 7% due 7/01/2021                                   540
AAA      Aaa           4,855  New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                              AMT, Series M, 7% due 10/01/2026 (d)                                                        5,281
                              New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue Bonds:
A+       NR*           1,095  (Montclarion Project), AMT, Series J, 7.70% due 11/01/2029                                  1,160
AAA      NR*           7,000  Refunding (Presidential Plaza), 6.95% due 5/01/2013 (i)                                     7,605
AAA      Aaa          14,700  New Jersey State Transportation Trust Fund Authority, RITR, Series RI-1, 7.645% due
                              6/15/2014 (b)                                                                              16,905
AAA      Aaa           1,000  Newark, New Jersey (School Qualified Board Act), UT, 5.30% due 9/01/2015                    1,029
AAA      Aaa           2,120  Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds, Series A,
                              6.40% due 12/15/2002 (f)(g)                                                                 2,375
                              Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1            3,800  69th Series, 7.125% due 6/01/2025                                                           4,076
AA-      A1            5,250  72nd Series, 7.35% due 10/01/2002 (g)                                                       6,021
AAA      Aaa           3,300  96th Series, AMT, 6.60% due 10/01/2023 (f)                                                  3,657
AA-      A1            2,815  109th Series, 4th Installment, 5.375% due 1/15/2032                                         2,889
AAA      A1            1,000  Rutgers State University, New Jersey, University Revenue Bonds, Series P, 6.85%
                              due 5/01/2001 (g)                                                                           1,103
AAA      Aaa           2,215  South Brunswick Township, New Jersey, Board of Education Revenue Bonds, UT,
                              6.40% due 8/01/2005 (f)(g)                                                                  2,521
BBB      NR*           1,090  South Jersey Transportation Authority, Lease Revenue Bonds (Raytheon Aircraft
                              Service, Inc. Project), AMT, Series A, 6.15% due 1/01/2022                                  1,165
AAA      Aaa           2,500  Trenton, New Jersey, GO, UT, 6.55% due 8/15/2002 (d)(g)                                     2,801
AAA      Aaa           2,185  Union County, New Jersey, Improvement Authority Revenue Bonds (Plainfield Board of
                              Education Project), 5.85% due 8/01/2026 (f)                                                 2,345
                              University of Medicine and Dentistry, New Jersey (g):
AA-      A3            1,170  Refunding, Series D, 6.50% due 12/01/2001                                                   1,293
AA-      A3            2,750  Series E, 6.50% due 12/01/2001                                                              3,038

Puerto Rico -- 2.8%
AAA      NR*           1,000  Puerto Rico Commonwealth, Highway Authority, Highway Revenue Bonds, Series Q,
                              7.75% due 7/01/2000 (g)                                                                     1,108
AAA      NR*           2,055  Puerto Rico Commonwealth, Public Improvement Bonds, GO, 7.70% due 7/01/2000 (g)             2,275
AA       Aa3           1,500  Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities, Financing
                              Authority Revenue Bonds (Motorola Inc. Project), Series A, 6.75% due 1/01/2014              1,660

Total Investments (Cost -- $166,847) -- 99.4%                                                                           180,625

Other Assets Less Liabilities -- 0.6%                                                                                     1,158
                                                                                                                       --------
Net Assets -- 100.0%                                                                                                   $181,783
                                                                                                                       ========
(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rates shown are those in effect at January 31, 1998.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1998.
(c) AMBAC Insured.
(d) MBIA Insured.
(e) BIG Insured.
(f) FGIC Insured.
(g) Prerefunded.
(h) FSA Insured.
(i) FHA Insured.
  * Not Rated.
  + Highest short-term rating by Moody's Investors Services, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
CARS     Complementary Auction Rate Securities
EDA      Economic Development Authority
GO       General Obligation Bonds
M/F      Multi-Family
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1998

Assets:              Investments, at value (identified cost -- $166,847,131) (Note 1a)                            $180,624,718
                     Cash                                                                                            1,215,201
                     Receivables:
                     Interest                                                                       $2,370,008
                     Beneficial interest sold                                                          341,849       2,711,857
                                                                                                    ----------
                     Prepaid registration fees and other assets (Note 1e)                                               13,952
                                                                                                                  ------------
                     Total assets                                                                                  184,565,728
                                                                                                                  ------------

Liabilities:         Payables:
                     Securities purchased                                                            1,202,576
                     Beneficial interest redeemed                                                    1,201,985
                     Dividends to shareholders (Note 1f)                                               144,137
                     Investment adviser (Note 2)                                                        85,466
                     Distributor (Note 2)                                                               59,534       2,693,698
                                                                                                    ----------
                     Accrued expenses and other liabilities                                                             88,748
                                                                                                                  ------------
                     Total liabilities                                                                               2,782,446
                                                                                                                  ------------

Net Assets:          Net assets                                                                                   $181,783,282
                                                                                                                  ============

Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized                                                                                $348,507
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                               1,173,431
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                  49,375
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                  45,868
                     Paid-in capital in excess of par                                                              168,919,387
                     Accumulated realized capital losses on investments -- net (Note 5)                             (2,530,873)
                     Unrealized appreciation on investments -- net                                                  13,777,587
                                                                                                                  ------------
                     Net assets                                                                                   $181,783,282
                                                                                                                  ============

Net Asset Value:     Class A -- Based on net assets of $39,172,247 and 3,485,073 shares
                     of beneficial interest outstanding                                                                 $11.24
                                                                                                                  ============
                     Class B -- Based on net assets of $131,905,346 and 11,734,311 shares
                     of beneficial interest outstanding                                                                 $11.24
                                                                                                                  ============
                     Class C -- Based on net assets of $5,548,677 and 493,752 shares
                     of beneficial interest outstanding                                                                 $11.24
                                                                                                                  ============
                     Class D -- Based on net assets of $5,157,012 and 458,682 shares
                     of beneficial interest outstanding                                                                 $11.24
                                                                                                                  ============
                     See Notes to Financial Statements.





Statement of Operations
                                                                                                    For the Six Months Ended
                                                                                                            January 31, 1998

Investment Income    Interest and amortization of premium and discount earned                                     $5,408,465
(Note 1d):

Expenses:            Investment advisory fees (Note 2)                                              $507,011
                     Account maintenance and distribution fees -- Class B (Note 2)                   336,219
                     Professional fees                                                                34,210
                     Transfer agent fees -- Class B (Note 2)                                          33,716
                     Accounting services (Note 2)                                                     25,026
                     Printing and shareholder reports                                                 22,608
                     Account maintenance and distribution fees -- Class C (Note 2)                    15,220
                     Transfer agent fees -- Class A (Note 2)                                           8,231
                     Custodian fees                                                                    5,422
                     Trustees' fees and expenses                                                       5,368
                     Registration fees (Note 1e)                                                       4,153
                     Pricing fees                                                                      3,887
                     Account maintenance fees -- Class D (Note 2)                                      2,408
                     Transfer agent fees -- Class C (Note 2)                                           1,320
                     Transfer agent fees -- Class D (Note 2)                                             990
                     Other                                                                             2,827
                                                                                                    --------
                     Total expenses                                                                              1,008,616
                                                                                                                ----------
                     Investment income -- net                                                                    4,399,849
                                                                                                                ----------

Realized &           Realized gain on investments -- net                                                         1,198,502
Unrealized Gain on   Change in unrealized appreciation on investments -- net                                       450,397
Investments -- Net                                                                                              ----------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations                                       $6,048,748
                                                                                                                ==========
                     See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                                  For the        For the
                                                                                                 Six Months       Year
                                                                                                   Ended          Ended
                                                                                                 January 31,     July 31,
Increase (Decrease) in Net Assets:                                                                  1998           1997
Operations:           Investment income -- net                                                   $4,399,849     $9,212,587
                      Realized gain on investments -- net                                         1,198,502      2,401,190
                      Change in unrealized appreciation on investments  -- net                      450,397      5,264,581
                                                                                               ------------   ------------
                      Net increase in net assets resulting from operations                        6,048,748     16,878,358
                                                                                               ------------   ------------

Dividends &           Investment income -- net:
Distributions         Class A                                                                    (1,032,427)    (1,957,776)
Shareholders          Class B                                                                    (3,130,020)    (6,816,441)
(Note 1f):            Class C                                                                      (115,484)      (213,894)
                      Class D                                                                      (121,918)      (224,476)
                      Realized gain on investments -- net:
                      Class A                                                                       (37,255)            --
                      Class B                                                                      (122,063)            --
                      Class C                                                                        (4,659)            --
                      Class D                                                                        (4,509)            --
                                                                                               ------------   ------------
                      Net decrease in net assets resulting from dividends and distributions
                      to shareholders                                                            (4,568,335)    (9,212,587)
                                                                                               ------------   ------------

Beneficial Interest   Net decrease in net assets derived from beneficial interest transaction    (6,238,271)   (16,583,986)
Transactions                                                                                   ------------   ------------
(Note 4):

Net Assets:           Total decrease in net assets                                               (4,757,858)    (8,918,215)
                      Beginning of period                                                       186,541,140    195,459,355
                                                                                               ------------   ------------
                      End of period                                                            $181,783,282   $186,541,140
                                                                                               ============   ============

                      See Notes to Financial Statements.





Financial Highlights

                                                                                                   Class A
                                                                        For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                   Ended
                                                                        Jan. 31,            For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                   1998          1997      1996      1995      1994
Per Share           Net asset value, beginning of period                 $11.15        $10.69    $10.71    $10.63    $11.23
Operating                                                               -------       -------   -------   -------   -------
Performance:        Investment income -- net                                .29           .57       .58       .58       .58
                    Realized and unrealized gain (loss) on
                    investments -- net                                      .10           .46      (.02)      .08      (.55)
                                                                        -------       -------   -------   -------   -------
                    Total from investment operations                        .39          1.03       .56       .66       .03
                                                                        -------       -------   -------   -------   -------
                    Less dividends and distributions:
                    Investment income -- net                               (.29)         (.57)     (.58)     (.58)     (.58)
                    Realized gain on investments -- net                    (.01)           --        --        --        --
                    In excess of realized gain on
                    investments -- net                                       --            --        --        --      (.05)
                                                                        -------       -------   -------   -------   -------
                    Total dividends and distributions                      (.30)         (.57)     (.58)     (.58)     (.63)
                                                                        -------       -------   -------   -------   -------
                    Net asset value, end of period                       $11.24        $11.15    $10.69    $10.71    $10.63
                                                                        =======       =======   =======   =======   =======

Total Investment    Based on net asset value per share                     3.57%++++     9.95      5.32%     6.51%      .19%
Return:**                                                               =======       =======   =======   =======   =======

Ratios to           Expenses                                                .70%*         .70%      .71%      .74%      .69%
Average                                                                 =======       =======   =======   =======   =======
Net Assets:         Investment income -- net                               5.16%*        5.29%     5.36%     5.57%     5.28%
                                                                        =======       =======   =======   =======   =======

Supplemental        Net assets, end of period (in thousands)            $39,172       $39,343   $38,173   $39,482   $46,669
Data                                                                    =======       =======   =======   =======   =======

                    Portfolio turnover                                    24.11%        54.02%    60.21%    57.17%    65.97%
                                                                        =======       =======   =======   =======   =======

                       * Annualized.
                      ** Total investment returns exclude the effects of sales loads.
                    ++++ Aggregate total investment return.

                    See Notes to Financial Statements.





Financial Highlights (continued)
                                                                                                   Class B
                                                                        For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                   Ended
                                                                        Jan. 31,            For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                   1998          1997      1996      1995      1994
Per Share           Net asset value, beginning of period                 $11.15        $10.69    $10.71    $10.63    $11.23
Operating                                                              --------      --------  --------  --------  --------
Performance:        Investment income -- net                                .26           .52       .52       .53       .53
                    Realized and unrealized gain (loss) on
                    investments -- net                                      .10           .46      (.02)      .08      (.55)
                                                                       --------      --------  --------  --------  --------
                    Total from investment operations                        .36           .98       .50       .61      (.02)
                                                                       --------      --------  --------  --------  --------
                    Less dividends and distributions:
                    Investment income -- net                               (.26)         (.52)     (.52)     (.53)     (.53)
                    Realized gain on investments -- net                    (.01)           --        --        --        --
                    In excess of realized gain on
                    investments -- net                                       --            --        --        --      (.05)
                                                                       --------      --------  --------  --------  --------
                    Total dividends and distributions                      (.27)         (.52)     (.52)     (.53)     (.58)
                                                                       --------      --------  --------  --------  --------
                    Net asset value, end of period                       $11.24        $11.15    $10.69    $10.71    $10.63
                                                                       ========      ========  ========  ========  ========

Total Investment    Based on net asset value per share                     3.30%++++     9.39%     4.77%     5.97%     (.31%)
Return:**                                                              ========      ========  ========  ========  ========

Ratios to           Expenses                                               1.21%*        1.21%     1.21%     1.25%     1.20%
Average                                                                ========      ========  ========  ========  ========
Net Assets:         Investment income -- net                               4.65%*        4.78%     4.85%     5.06%     4.77%
                                                                       ========      ========  ========  ========  ========

Supplemental        Net assets, end of period (in thousands).          $131,905      $137,485  $149,455  $164,020  $178,322
Data:                                                                  ========      ========  ========  ========  ========
                    Portfolio turnover                                    24.11%        54.02%    60.21%    57.17%    65.97%
                                                                       ========      ========  ========  ========  ========

                       * Annualized.
                      ** Total investment returns exclude the effects of sales loads.
                    ++++ Aggregate total investment return.

                    See Notes to Financial Statements.





Financial Highlights (continued)
                                                                                                    Class C
                                                                                  For the                          For the
                                                                                    Six                             Period
The following  per share data and ratios have been derived                         Months           For the        Oct. 21,
from information provided in the financial statements.                             Ended           Year Ended      1994+ to
                                                                                  Jan. 31,           July 31,       July 31,
Increase (Decrease) in Net Asset Value:                                             1998          1997      1996      1995
Per Share           Net asset value, beginning of period                           $11.14        $10.69    $10.71    $10.34
Operating                                                                         -------       -------   -------   -------
Performance:        Investment income -- net                                          .26           .50       .51       .40
                    Realized and unrealized gain (loss) on investments -- net         .11           .45      (.02)      .37
                                                                                  -------       -------   -------   -------
                    Total from investment operations                                  .37           .95       .49       .77
                                                                                  -------       -------   -------   -------
                    Less dividends and distributions:
                    Investment income -- net                                         (.26)         (.50)     (.51)     (.40)
                    Realized gain on investments -- net                              (.01)           --        --        --
                                                                                  -------       -------   -------   -------
                    Total dividends and distributions                                (.27)         (.50)     (.51)     (.40)
                                                                                  -------       -------   -------   -------
                    Net asset value, end of period                                 $11.24        $11.14    $10.69    $10.71
                                                                                  =======       =======   =======   =======

Total Investment    Based on net asset value per share                               3.34%++++     9.18%     4.66%     7.62%++++
Return:**                                                                         =======       =======   =======   =======

Ratios to           Expenses                                                         1.31%*        1.31%     1.32%     1.39%*
Average                                                                           =======       =======   =======   =======
Net Assets:         Investment income -- net                                         4.55%*        4.68%     4.76%     4.83%*
                                                                                  =======       =======   =======   =======

Supplemental        Net assets, end of period (in thousands)                       $5,549        $5,088    $4,179    $1,337
Data:                                                                             =======       =======   =======   =======
                    Portfolio turnover                                              24.11%        54.02%    60.21%    57.17%
                                                                                  =======       =======   =======   =======

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of operations.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.





Financial Highlights (concluded)
                                                                                                     Class D
                                                                                  For the                          For the
                                                                                   Six                             Period
The following  per share data and ratios have been derived                        Months             For the       Oct. 21,
from information provided in the financial statements.                             Ended           Year Ended      1994+ to
                                                                                  Jan. 31,           July 31,       July 31,
Increase (Decrease) in Net Asset Value:                                             1998          1997      1996      1995
Per Share           Net asset value, beginning of period                           $11.15        $10.70    $10.71    $10.34
Operating                                                                         -------       -------   -------   -------
Performance:        Investment income -- net                                          .28           .56       .57       .44
                    Realized and unrealized gain (loss) on transactions -- net        .10           .45      (.01)      .37
                                                                                  -------       -------   -------   -------
                    Total from investment operations                                  .38          1.01       .56       .81
                                                                                  -------       -------   -------   -------
                    Less dividends and distributions:
                    Investment income -- net                                         (.28)         (.56)     (.57)     (.44)
                    Realized gain on investments -- net                              (.01)           --        --        --
                                                                                  -------       -------   -------   -------
                    Total dividends and distributions                                (.29)         (.56)     (.57)     (.44)
                                                                                  -------       -------   -------   -------
                    Net asset value, end of period                                 $11.24        $11.15    $10.70    $10.71
                                                                                  =======       =======   =======   =======

Total Investment    Based on net asset value per share                               3.52%++++    9.73%      5.31%     8.05%++++
Return:**                                                                         =======       =======   =======   =======

Ratios to           Expenses                                                          .80%*         .80%      .80%      .86%*
Average                                                                           =======       =======   =======   =======
Net Assets:         Investment income -- net                                         5.06%*        5.19%     5.27%     5.45%*
                                                                                  =======       =======   =======   =======

Supplemental        Net assets, end of period (in thousands)                       $5,157        $4,625    $3,652    $2,390
Data:                                                                             =======       =======   =======   =======
                    Portfolio turnover                                              24.11%        54.02%    60.21%    57.17%
                                                                                  =======       =======   =======   =======

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of operations.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch New Jersey Municipal Bond Fund             January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account
              Maintenance      Distribution
                  Fee              Fee

Class B          0.25%            0.25%
Class C          0.25%            0.35%
Class D          0.10%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD     MLPF&S

Class A          $241     $2,838
Class D          $724     $8,204

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $108,480 and $1,041 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $43,531,307 and $46,647,560, respectively.

Net realized and unrealized gains (losses) as of January 31, 1998 were as follows:

                                   Realized        Unrealized
                                 Gains (Losses)       Gains

Long-term investments              $1,560,842     $13,777,587
Financial futures contracts          (362,340)             --
                                   ----------     -----------
Total                              $1,198,502     $13,777,587
                                   ==========     ===========

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $13,777,587, of which $13,820,939 related to appreciated securities and $43,352 related to depreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $166,847,131.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $6,238,271 and $16,583,986 for the six months ended January 31, 1998 and the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                      Dollar
Ended January 31, 1998                 Shares          Amount

Shares sold                           199,465      $2,208,576
Shares issued to shareholders
in reinvestment of dividends
and distributions                      53,440         592,831
                                  -----------     -----------
Total issued                          252,905       2,801,407
Shares redeemed                      (297,920)     (3,318,483)
                                  -----------     -----------
Net decrease                          (45,015)      $(517,076)
                                  ===========     ===========

Class A Shares for the Year                            Dollar
Ended July 31, 1997                    Shares          Amount

Shares sold                           526,344      $5,690,235
Shares issued to shareholders
in reinvestment of dividends           88,609         956,809
                                  -----------     -----------
Total issued                          614,953       6,647,044
Shares redeemed                      (654,764)     (7,060,967)
                                  -----------     -----------
Net decrease                          (39,811)      $(413,923)
                                  ===========     ===========

Class B Shares for the Six Months                      Dollar
Ended January 31, 1998                 Shares          Amount

Shares sold                           729,699      $8,107,611
Shares issued to shareholders
in reinvestment of dividends
and distributions                     154,177       1,709,833
                                  -----------     -----------
Total issued                          883,876       9,817,444
Automatic conversion
of shares                             (14,086)       (155,512)
Shares redeemed                    (1,470,252)    (16,298,114)
                                  -----------     -----------
Net decrease                         (600,462)    $(6,636,182)
                                  ===========     ===========

Class B Shares for the Year                            Dollar
Ended July 31, 1997                    Shares          Amount

Shares sold                         1,761,373     $19,014,349
Shares issued to shareholders
in reinvestment of dividends          328,245       3,543,243
                                  -----------     -----------
Total issued                        2,089,618      22,557,592
Automatic conversion
of shares                             (54,762)       (591,748)
Shares redeemed                    (3,675,342)    (39,652,155)
                                  -----------     -----------
Net decrease                       (1,640,486)   $(17,686,311)
                                  ===========     ===========

Class C Shares for the Six Months                      Dollar
Ended January 31, 1998                 Shares          Amount

Shares sold                           127,332      $1,421,042
Shares issued to shareholders
in reinvestment of dividends
and distributions                       7,831          86,868
                                  -----------     -----------
Total issued                          135,163       1,507,910
Shares redeemed                       (98,034)     (1,082,738)
                                  -----------     -----------
Net increase                           37,129        $425,172
                                  ===========     ===========

Class C Shares for the Year                            Dollar
Ended July 31, 1997                    Shares          Amount

Shares sold                           239,355      $2,581,711
Shares issued to shareholders
in reinvestment of dividends           13,237         142,942
                                  -----------     -----------
Total issued                          252,592       2,724,653
Shares redeemed                      (186,786)     (2,015,866)
                                  -----------     -----------
Net increase                           65,806        $708,787
                                  ===========     ===========

Class D Shares for the Six Months                      Dollar
Ended January 31, 1998                 Shares          Amount

Shares sold                            51,274        $572,550
Automatic conversion
of shares                              14,085         155,512
Shares issued to shareholders
in reinvestment of dividends
and distributions                       5,788          64,233
                                  -----------     -----------
Total issued                           71,147         792,295
Shares redeemed                       (27,269)       (302,480)
                                  -----------     -----------
Net increase                           43,878        $489,815
                                  ===========     ===========

Class D Shares for the Year                            Dollar
Ended July 31, 1997                    Shares          Amount

Shares sold                           148,901      $1,617,551
Automatic conversion
of shares                              54,762         591,748
Shares issued to shareholders
in reinvestment of dividends           10,026         108,271
                                  -----------     -----------
Total issued                          213,689       2,317,570
Shares redeemed                      (140,344)     (1,510,109)
                                  -----------     -----------
Net increase                           73,345        $807,461
                                  ===========     ===========

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $521,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863